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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  January 5, 1994



                           BANK OF BOSTON CORPORATION
             (Exact name of registrant as specified in its charter)




Massachusetts                   1-6522             04-2471221
(State or other jurisdiction    (Commission        (IRS Employer
  of incorporation)              File Number)       Identification No.)



100 Federal Street, Boston, Massachusetts                 02110
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (617) 434-2200


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Item 5.  Other Events.

As previously reported, since November 1989, Bank of Boston Corporation (the "Corporation") has provided information to the Securities and Exchange Commission (the "Commission") pursuant to an inquiry from the Corporation's announcement of results for the third quarter of 1989. The Corporation has cooperated with the inquiry. The Corporation has previously reported its understanding that the Commission intended to initiate an administrative proceeding to determine whether certain aspects of the management's discussion and analysis portion of the Corporation's Form 10-Q for the second quarter of 1989 did not comply with Section 13 (a) of the Securities Exchange Act of 1934. On January 11, 1994, the Commission commenced such an administrative proceeding. The Corporation believes that it complied with all applicable securities laws, and that, in any event, the proceeding will not have a material impact on the Corporation's financial condition or results of operations.

The Corporation has filed a shelf registration statement on Form S-3 (Registration No. 33-48418) (the "Registration Statement") pursuant to Rule 415 under the Securities Acts of 1933, as amended (the "Act"), covering one or more proposed issuances of (i) debt securities and warrants to purchase debt securities which in the aggregate will not exceed $750,000,000 or the equivalent thereof in one or more foreign currencies, including composite currencies and
(ii) shares of preferred stock, which may be issued in the form of depositary shares evidenced by depositary receipts, and warrants to purchase shares of preferred stock which in the aggregate will not exceed $300,000,000. The Registration Statement was declared effective by the Commission on July 31, 1992. On January 7, 1994 the Corporation filed a Prospectus Supplement, dated January 5, 1994, with the Commission pursuant to Rule 424(b)(2) under the Act in connection with the underwritten public offering by the Corporation of $300,000,000 of the Corporation's 6 5/8% Subordinated Notes Due 2004 (the "Subordinated Notes"). By filing this Current Report on Form 8-K, the Corporation is incorporating by reference into the above-referenced Registration Statement the information contained herein relating to the Subordinated Notes.












































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Item 7.  Financial Statements and Exhibits.

(c)Exhibits

(1)Terms Agreement, dated January 5, 1994 among the Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., PaineWebber Incorporated and Wertheim Schroder & Co. Incorporated, relating to the Subordinated Notes.

(4)Form of global certificate representing the Subordinated Notes.



































































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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BANK OF BOSTON CORPORATION


Dated:  January 12, 1994      /S/  GARY A. SPIESS
                              -------------------------
                              Gary A. Spiess
                              General Counsel and Clerk